UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Aura Systems, Inc.
2355 Alaska Avenue	Case Number:	LA 05-24550-SB
El Segundo, CA 90245	Operating Report Number:
Debtor(s).	For the Month Ending:	31-Oct-05

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,836,646.08

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			1,590,936.28

3. BEGINNING BALANCE:			245,709.80

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		189,330.02
Accounts Receivable - Pre-filing		2,178.50
General Sales
Other (Specify)	Aries Group DIP Loan	299,980.00
Other (Specify)	LA Legal Support Reimb	15.00
**Other (Specify)	Cobra Refund	2,421.66

TOTAL RECEIPTS THIS PERIOD:			493,925.18

5. BALANCE:			739,634.98

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		98,328.32
Disbursements (from page 2)		361,494.76

TOTAL DISBURSEMENTS THIS PERIOD:***			459,823.08

7. ENDING BALANCE:			279,811.90

8. General Account Number(s):		#3226077

Depository Name & Location:		City National Bank
		Los Angeles Airport Office
		6033 West Century Blvd.
		Los Angeles, CA 90045

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/4/05	001360	MARINA SECURITY GATE & IRON	Building Maintenance		106.41	106.41
10/5/05	001361	AAA COPY SYSTEMS, INC.	Equipment Rental		308.51	308.51
10/5/05	001362	ALLIED WASTE SERVICES	Utilities/Phones/Taxes		436.68	436.68
10/5/05	001363	AT&T (LONG DISTANCE SERVICES)	Utilities/Phones/Taxes		384.27	384.27
10/5/05	001364	DHL WORLDWIDE EXPRESS	Freight		3,238.67	3,238.67
10/5/05	001365	FRANCHISE TAX BOARD	Utilities/Phones/Taxes		416.00	416.00
10/5/05	001366	INTERLAND, INC.	Utilities/Phones/Taxes		24.90	24.90
10/5/05	001367	JENNIFER ORTIZ	Building Maintenance		600.00	600.00
10/5/05	001368	RESERVE ACCOUNT	G&A Other		200.00	200.00
10/5/05	001369	THE STILLEY CONSULTING AND ADV	Lobbyist		4,000.00	4,000.00
10/5/05	001370	UNDERWRITERS LAB. INC.	G&A Other		329.00	329.00
10/5/05	001371	UNITED PARCEL SERVICE	Freight		40.39	40.39
10/5/05	001372	*CASH*	Manufacturing-Other		140.97	140.97
10/5/05	001373	DIGI-KEY CORPORATION	Raw Materials		166.53	166.53
10/5/05	001374	EDDINGS BROS. AUTO PARTS	Raw Materials		61.35	61.35
10/5/05	001375	WALKER COMPONENT GROUP IEC	Raw Materials		690.74	690.74
10/5/05	001376	LANIC ENGINEERING, INC.	Raw Materials		3,308.50	3,308.50
10/5/05	001377	MAGNETIC SENSORS CORPORATION	Raw Materials		1,080.00	1,080.00
10/5/05	001378	M&K METAL CO.	Raw Materials		506.28	506.28
10/5/05	001379	NATE'S INDUSTRIAL TOOLS	Raw Materials		92.01	92.01
10/5/05	001380	TECH CRAFT, INC.	Raw Materials		16,306.50	16,306.50
10/5/05	001381	TELCO INTERCONTINENTAL CORP.	Raw Materials		21,200.00	21,200.00
10/6/05	001383	ARTHUR J. GALLAGHER COMPANY	Insurance-Building/Auto		4,521.00	4,521.00
10/6/05	001384	FIRST INSURANCE FUNDING CORP.	Insurance-D&O		22,923.38	22,923.38
10/12/05	001385	ADVANCED POWER - LIFELINE	Raw Materials		576.04	576.04
10/12/05	001386	MAGNETIC SENSORS CORPORATION	Raw Materials		1,811.64	1,811.64
10/12/05	001387	MID-POINT BEARING, INC.	Raw Materials		127.00	127.00
10/12/05	001388	PAYTON PLANAR MAGNETICS	Raw Materials		165.00	165.00
10/12/05	001389	QUALTECH BACKPLANE, INC.	Raw Materials		3,525.00	3,525.00
10/12/05	001390	RAMP ENGINEERING, INC.	Raw Materials		4,096.80	4,096.80
10/12/05	001391	TELCO INTERCONTINENTAL CORP.	Raw Materials		4,176.40	4,176.40
10/12/05	001392	TERENCE ULINSKI	Raw Materials		856.90	856.90
10/12/05	001393	ARTHUR J. GALLAGHER COMPANY	Insurance-Commercial		14,378.19	14,378.19
10/12/05	001394	A.T.&T.	Utilities/Phones/Taxes		249.95	249.95
10/12/05	001395	JOHN BAGLEY	Consultant		2,380.00	2,380.00
10/12/05	001396	STEPHEN HARA	Consultant		400.00	400.00
10/12/05	001398	JOE LAM	Consultant		6,436.00	6,436.00
10/12/05	001400	RAMIRO PEREZ	Building Maintenance		300.00	300.00
10/12/05	001401	RICHARD ULINSKI	Consultant		2,000.00	2,000.00
10/12/05	001402	THE HARTFORD	Insurance-Workers' Comp O/S		352.25	352.25
10/12/05	001403	LEVYING OFFICER	Payroll		185.00	185.00
10/12/05	001404	BLAKELEY SOKOLOFF TAYLOR	Legal		3,500.00	3,500.00
10/12/05	001405	RONALD M. DORFMAN	Legal		5,000.00	5,000.00
10/12/05	001406	LOEB & LOEB	Legal		8,000.00	8,000.00
10/12/05	001407	MCDERMOTT WILL & EMERY LLP	Legal		5,000.00	5,000.00
10/12/05	001408	DHL WORLDWIDE EXPRESS	Freight		1,133.21	1,133.21
10/12/05	001409	PATRICK FLEISHAUER	Employee Expense Reimb-Travel		2,342.91	2,342.91
10/12/05	001410	ALEX KOLB	Employee Expense Reimb-Travel		659.21	659.21
10/12/05	001411	JOE LAM	Employee Expense Reimb-Travel		401.90	401.90
10/12/05	001412	ROBERT MARTIN	Employee Expense-Reimb		2.63	2.63
10/12/05	001413	O'CONNOR AND KAY. INC.	Accounting-Tax		6,172.50	6,172.50
10/12/05	001414	JOHN PHALEN	Employee Expense-Reimb		234.51	234.51
10/12/05	001415	SOUTHERN CA EDISON COMPANY	Utilities/Phones/Taxes		2,161.79	2,161.79
10/12/05	001416	RAYMOND YU	Employee Expense Reimb-Travel		304.22	304.22
10/13/05	001417	LISA FOSTER	Payroll		2,221.04	2,221.04
10/13/05	001418	KIZZY WILDER	Payroll		1,433.16	1,433.16
10/14/05	001419	SUPERPRINT	Office Supplies		86.44	86.44
10/14/05	001420	ALEX KOLB	Employee Expense Reimb-Travel		2,000.00	2,000.00
10/19/05	001421	BRACKETRY SYSTEMS	Raw Materials		305.00	305.00
10/19/05	001422	*CASH*	Manufacturing-Other		340.85	340.85
10/19/05	001423	COAST MAGNETICS	Raw Materials		850.00	850.00
10/19/05	001424	CURLEY WHOLESALE ELECTRIC INC.	Raw Materials		251.94	251.94
10/19/05	001425	EDDINGS BROS. AUTO PARTS	Raw Materials		182.74	182.74
10/19/05	001426	MID-POINT BEARING, INC.	Raw Materials		518.86	518.86
10/19/05	001427	UNISHIPPERS	Raw Materials		326.45	326.45
10/19/05	001428	AETNA (HMO)	Insurance-Health		11,085.82	11,085.82
10/19/05	001429	AETNA (LIFE&LTD)	Insurance-Health		722.39	722.39
10/19/05	001430	AETNA (PPO&DENTAL)	Insurance-Health		4,129.70	4,129.70
10/19/05	001431	AFLAC	Insurance-Other		164.48	164.48
10/19/05	001432	BISYS RETIREMENT SERVICES	Administration-Other		378.75	378.75
10/19/05	001433	CONEXIS	Insurance-Health		40.00	40.00
10/19/05	001434	DHL WORLDWIDE EXPRESS	Freight		377.91	377.91
10/19/05	001435	PRO-TECH SYSTEMS INC.	Utilities/Phones/Taxes		210.00	210.00
10/19/05	001436	SECRETARY OF STATE, GA	Public Company Expense		100.00	100.00
10/19/05	001437	STATE COMP. INSURANCE FUND	Insurance-Workers' Comp		4,963.69	4,963.69
10/19/05	001438	ARROW RECYCLING SOLUTIONS	Manufacturing-Other		1,030.00	1,030.00
10/19/05	001439	*CASH*	Administration-Other		658.69	658.69
10/19/05	001440	JENNIFER ORTIZ	Building Maintenance		600.00	600.00
10/19/05	001441	U.S. TRUSTEE	Trustee Fees-Aura Systems		250.00	250.00
10/19/05	001442	GENERAL SERVICES ADMINISTRTION	Sales Commission		1,550.69	1,550.69
10/19/05	001443	ROGER OLSON	Consultant		1,600.00	1,600.00
10/19/05	001444	U.S. TRUSTEE	Trustee Fees-Aura Realty		250.00	250.00
10/26/05	001445	*CASH*	Manufacturing-Other		301.69	301.69
10/26/05	001446	DHL WORLDWIDE EXPRESS	Freight		377.91	377.91
10/26/05	001447	DIGI-KEY CORPORATION	Raw Materials		195.30	195.30
10/26/05	001448	ELECTROSHIELD	Raw Materials		430.00	430.00
10/26/05	001449	FLEX ONE	Insurance-Other		25.00	25.00
10/26/05	001450	JOE LAM	Employee Expense Reimb-Travel		69.16	69.16
10/26/05	001451	LEVYING OFFICER	Payroll		185.00	185.00
10/26/05	001452	KHALIQ RAHMAN	Consultant		4,560.00	4,560.00
10/26/05	001453	SONIC PLATING	Raw Materials		600.00	600.00
10/26/05	001454	WAYTEK INC.	Raw Materials		100.85	100.85
10/26/05	001455	CITY OF EL SEGUNDO (WATER)	Utilities/Phones/Taxes		437.62	437.62
10/26/05	001456	INDUSTRIAL ELECTRIC WIRE & CBL	Raw Materials		704.00	704.00
10/26/05	001457	STATE BOARD OF EQUALIZ	Utilities/Phones/Taxes		162.00	162.00
10/26/05	001458	SANDRA FERRO	Employee Exp $328.56/Ins-Other $407.13		735.69	735.69
10/26/05	001459	JOE LAM	Employee Expense Reimb-Travel		1,996.74	1,996.74
10/26/05	001460	ROBERT MARTIN	Employee Expense-Reimb		30.00	30.00
10/26/05	001461	VICTORY PAPER & PACKAGING CO.	Raw Materials		97.87	97.87
10/26/05	001462	WRANGLER NW POWER PRODUCTS	Raw Materials		1,560.74	1,560.74
10/26/05	001463	BLAKE BARTOSH	Consultant		750.00	750.00
10/26/05	001464	JOE LAM	Consultant		5,792.40	5,792.40
10/26/05	001465	MARK STOPHER	Employee Expense Reimb-Travel		2,396.40	2,396.40
10/28/05	001466	LOS ANGELES CTY. TAX COL.	Utilities/Phones/Taxes		10,096.33	10,096.33
10/3/2005		ADP	Payroll Taxes		17,811.95	17,811.95
10/3/2005		ADP	Payroll Processing Fees		258.63	258.63
10/4/2005		NOVA	Credit Card Processing Fee		101.21	101.21
10/11/2005		LEVENE, NEALE, BENDER	Legal Fees Retainer		35,000.00	35,000.00
10/11/2005		GMAC COMMERCIAL MTG.	Mortgage Payment		41,122.86	41,122.86
10/13/2005		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	47,405.37		47,405.37
10/14/2005		ADP	Payroll Taxes		17,367.11	17,367.11
10/17/2005		ADP	Payroll Processing Fees		314.04	314.04
10/27/2005		Trans to Operation Account CNB 03226344	Transfer Funds to Operations	1,148.01		1,148.01
10/27/2005		RMR	Sales Commission		3,212.72	3,212.72
10/28/2005		CNB Aura DIP Payroll Account	Transfer Funds to P/R Account	49,774.94		49,774.94
10/31/2005		ADP	Payroll Taxes		20,061.80	20,061.80
		TOTAL DISBURSMENTS THIS PERIOD		98,328.32	361,494.76	459,823.08

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2005	Balance on Statement:	328,042.60

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
001142	8/17/05	4,212.00
001342	9/28/05	425.00
001380	10/5/05	16,306.50
001388	10/12/05	165.00
001396	10/12/05	400.00
001419	10/14/05	86.44
001423	10/19/05	850.00
001425	10/19/05	182.74
001426	10/19/05	518.86
001431	10/19/05	164.48
001435	10/19/05	210.00
001442	10/19/05	1,550.69
001446	10/26/05	377.91
001447	10/26/05	195.30
001448	10/26/05	430.00
001449	10/26/05	25.00
001450	10/26/05	69.16
001451	10/26/05	185.00
001453	10/26/05	600.00
001454	10/26/05	100.85
001456	10/26/05	704.00
001457	10/26/05	162.00
001458	10/26/05	735.69
001459	10/26/05	1,996.74
001460	10/26/05	30.00
001461	10/26/05	97.87
001462	10/26/05	1,560.74
001464	10/26/05	5,792.40
001466	10/28/05	10,096.33
TOTAL OUTSTANDING CHECKS:			48,230.70

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$279,811.90

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	442,637.13

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	422,833.86

3. BEGINNING BALANCE:	19,803.27

4. RECEIPTS DURING CURRENT PERIOD:
(Transferred from General Account)	97,180.31

5. BALANCE:	116,983.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***	97,180.31

7. ENDING BALANCE:	19,803.27

8. PAYROLL Account Number(s):	#3226085

Depository Name & Location:	City National Bank
Los Angeles Airport Office
6033 West Century Blvd.
Los Angeles, CA 90045

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/14/2005	500343	MG Trust	401(k) for Pay Period Ending 10/9/05	2,838.44
10/14/2005	500344	Raymond Yu	Pay Period Ending 10/09/05	5,656.08
10/14/2005	500345	Sandra Ferro	Pay Period Ending 10/09/05	3,003.76
10/14/2005	500346	Melinda S. Mason	Pay Period Ending 10/09/05	1,731.34
10/14/2005	500347	Robert Baghramian	Pay Period Ending 10/09/05	1,270.55
10/14/2005	500348	Robert L. Martin	Pay Period Ending 10/09/05	1,204.58
10/14/2005	500349	Ronald J. Goldstein	Pay Period Ending 10/09/05	2,951.89
10/14/2005	500350	Royal D. Brand	Pay Period Ending 10/09/05	1,372.12
10/14/2005	500351	Patrick Fleishauer	Pay Period Ending 10/09/05	1,667.41
10/14/2005	500352	Alexander P. Kolb	Pay Period Ending 10/09/05	1,098.26
10/14/2005	500353	Mark A. Stopher	Pay Period Ending 10/09/05	1,623.07
10/14/2005	500354	Kizzy S. Wilder	Pay Period Ending 10/09/05	1,139.40
10/14/2005	500355	Yedidia Cohen	Pay Period Ending 10/09/05	3,689.70
10/14/2005	500356	Ebanjelina Corrales	Pay Period Ending 10/09/05	731.20
10/14/2005	500357	John G. Hecker	Pay Period Ending 10/09/05	1,240.53
10/14/2005	500358	Martha Lomeli	Pay Period Ending 10/09/05	711.43
10/14/2005	500359	Donald R. Love	Pay Period Ending 10/09/05	1,335.43
10/14/2005	500360	Pablo Ortiz	Pay Period Ending 10/09/05	1,130.76
10/14/2005	500361	Christian Tauber-Grecul	Pay Period Ending 10/09/05	1,770.02
10/14/2005	500362	Teresa B. Yu	Pay Period Ending 10/09/05	1,316.50
10/14/2005	500363	Terry Lance Freeland	Pay Period Ending 10/09/05	1,195.45
10/14/2005	500364	Hugo Garcia	Pay Period Ending 10/09/05	1,024.47
10/14/2005	500365	Jorge B. Martinez	Pay Period Ending 10/09/05	1,045.14
10/14/2005	500366	Jesse Salazar	Pay Period Ending 10/09/05	966.80
10/14/2005	500367	Tony J. Wilson	Pay Period Ending 10/09/05	1,242.73
10/14/2005	500368	Arturo Andrade	Pay Period Ending 10/09/05	1,014.58
10/14/2005	500369	Jeffrey Cortez	Pay Period Ending 10/09/05	834.07
10/14/2005	500370	John Phalen	Pay Period Ending 10/09/05	1,723.36
10/14/2005	500371	Aurelio Vasquez	Pay Period Ending 10/09/05	876.30
10/28/2005	100002	Raymond Yu	Pay Period Ending 10/23/05	5,656.12
10/28/2005	100003	John Bagley	Pay Period Ending 10/23/05	1,849.17
10/28/2005	100004	Sandra Ferro	Pay Period Ending 10/23/05	3,121.84
10/28/2005	100005	Melinda S. Mason	Pay Period Ending 10/23/05	1,720.77
10/28/2005	100006	Robert Baghramian	Pay Period Ending 10/23/05	1,379.98
10/28/2005	100007	Robert L. Martin	Pay Period Ending 10/23/05	1,311.64
10/28/2005	100008	Ronald J. Goldstein	Pay Period Ending 10/23/05	3,285.08
10/28/2005	100009	Royal D. Brand	Pay Period Ending 10/23/05	1,630.31
10/28/2005	100010	Royal D. Brand	Pay Period Ending 10/23/05	572.70
10/28/2005	100011	Patrick Fleishauer	Pay Period Ending 10/23/05	1,680.97
10/28/2005	100012	Alexander P. Kolb	Pay Period Ending 10/23/05	1,383.67
10/28/2005	100013	Mark A. Stopher	Pay Period Ending 10/23/05	2,211.66
10/28/2005	100014	Kizzy S. Wilder	Pay Period Ending 10/23/05	1,609.44
10/28/2005	100015	Yedidia Cohen	Pay Period Ending 10/23/05	3,471.14
10/28/2005	100016	Ebanjelina Corrales	Pay Period Ending 10/23/05	731.19
10/28/2005	100017	John G. Hecker	Pay Period Ending 10/23/05	1,242.16
10/28/2005	100018	Martha Lomeli	Pay Period Ending 10/23/05	783.67
10/28/2005	100019	Donald R. Love	Pay Period Ending 10/23/05	1,335.42
10/28/2005	100020	Pablo Ortiz	Pay Period Ending 10/23/05	1,245.54
10/28/2005	100021	Christian Tauber-Grecul	Pay Period Ending 10/23/05	1,863.23
10/28/2005	100022	Teresa B. Yu	Pay Period Ending 10/23/05	1,473.64
10/28/2005	100023	Terry Lance Freeland	Pay Period Ending 10/23/05	1,254.96
10/28/2005	100024	Hugo Garcia	Pay Period Ending 10/23/05	1,024.44
10/28/2005	100025	Jorge Martinez	Pay Period Ending 10/23/05	1,078.40
10/28/2005	100026	Jesse Salazar	Pay Period Ending 10/23/05	1,107.93
10/28/2005	100027	Tony J. Wilson	Pay Period Ending 10/23/05	1,267.93
10/28/2005	100028	Arturo Andrade	Pay Period Ending 10/23/05	1,037.28
10/28/2005	100029	Jeffrey Cortez	Pay Period Ending 10/23/05	844.63
10/28/2005	100030	John Phalen	Pay Period Ending 10/23/05	1,723.73
10/28/2005	100031	Aurelio Vasquez	Pay Period Ending 10/23/05	876.30
		TOTAL DISBURSMENTS THIS PERIOD		97,180.31

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2005	Balance on Statement:	$50,310.20

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
000083	9/2/2005	1,573.56
100002	10/28/2005	5,656.12
100003	10/28/2005	1,849.17
100004	10/28/2005	3,121.84
100007	10/28/2005	1,311.64
100008	10/28/2005	3,285.08
100009	10/28/2005	1,630.31
100010	10/28/2005	572.70
100011	10/28/2005	1,680.97
100012	10/28/2005	1,383.67
100015	10/28/2005	3,471.14
100019	10/28/2005	1,335.42
100028	10/28/2005	1,037.28
100030	10/28/2005	1,723.73
100031	10/28/2005	876.30
TOTAL OUTSTANDING CHECKS:			30,508.93

Bank statement Adjustments:			2.00
Explanation of Adjustments-Bank miscoding on check no. 500342

ADJUSTED BANK BALANCE:			$19,803.27

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		113,652.78

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		82,245.00

3. BEGINNING BALANCE:		31,407.78

4. RECEIPTS DURING CURRENT PERIOD:		0.00
Refund of funds previously levied from Aura Systems

5. BALANCE:		31,407.78

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:		31,407.78

8. TAX Account Number(s):	#3226093

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

NOTES:
Tax Account was NOT in use - ADP requires that we send a wire to them - this is being done out of the General Account to save transaction fees. We used this account for the segregated funds pertaining to the levy and the Minority Shareholders request that these funds be used for the mortgage payments on the building owned by Aura Realty, Inc.

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
None

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00	0.00	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2005	Balance on Statement:	$31,407.78

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$31,407.78

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES:

I. CASH RECEIPTS AND DISBURSEMENTS
D. (OPERATIONS ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		1,824.20

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		1,348.17

3. BEGINNING BALANCE:		476.03

4. RECEIPTS DURING CURRENT PERIOD:		1,148.01
(Transferred from General Account)

5. BALANCE:		1,624.04

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
TOTAL DISBURSEMENTS THIS PERIOD:***		281.82

7. ENDING BALANCE:		1,342.22

8. Operations Account Number(s):	#3226344

Depository Name & Location:	City National Bank
	Los Angeles Airport Office
	6033 West Century Blvd.
	Los Angeles, CA 90045

NOTES:
New Account set-up to support the day to day operations team with COD deliveries and variances of checks written due to Freight charges or small amounts for Raw Materials outside of check runs.

TOTAL DISBURSEMENTS FROM OPERATIONS ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount Transfered	Amount Disbursed	Amount
10/5/2005	001020	Magnetic Sensors Corp.	Freight		15.00	15.00
10/5/2005	001021	California Bolt Co.	Raw Materials		43.50	43.50
10/6/2005	001022	Intercontinental Bearing	Raw Materials		106.00	106.00
10/14/2005	001023	Mid-Point Bearing	Freight		14.45	14.45
10/18/2005	001024	Eddings Bros Auto Parts	Raw Materials		49.02	49.02
10/25/2005	001025	Coast Magnetics	Freight		25.75	25.75
10/28/2005	001026	Electroshield	Freight		28.10	28.10
		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	281.82	281.82

NOTES:

OPERATIONS ACCOUNT
BANK RECONCILIATION

Bank statement Date:	10/31/2005	Balance on Statement:	$1,395.47

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

1025	10/25/2005	25.75
1026	10/28/2005	28.10

TOTAL OUTSTANDING CHECKS:			53.85

Bank statement Adjustments:			$0.60
Explanation of Adjustments-	Bank Miscoding Check #001018

ADJUSTED BANK BALANCE:			$1,342.22

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment
NOTES:

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
	(Provide a copy of monthly account statements for each of the below)

		General Account:	279,811.90
		Payroll Account:	19,803.27
		Tax Account:	31,407.78
		Operations Account:	1,342.22
*Other Accounts:

*Other Monies:
		**Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				332,365.17

Petty Cash Transactions:
Date	Purpose		Amount

TOTAL PETTY CASH TRANSACTIONS:				0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account #
** Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Cap Mark / (Bldg Lease)	MO	$41,122.00	2	$54,810.80

AAA Copy Systems	MO	$308.51	1	$308.51

Pitney Bowes Credit	MO	$119.16	0	$-

			TOTAL DUE:	55,119.31

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:		(755.58)
			Total Wages Paid:	122,069.22

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00
	State Withholding	0.00	0.00
	FICA- Employer's Share	0.00	0.00
	FICA- Employee's Share	0.00	0.00
	Federal Unemployment	0.00	0.00
	Sales and Use	1,816.07	0.00
	Real Property	0.00	0.00
Other:
	TOTAL:	1,816.07	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	64,482.54	0.00	92,173.56
31 - 60 days	(10,424.94)	0.00	106,255.63
61 - 90 days	90,380.40	0.00	25,735.34
91 - 120 days	(12,174.35)	0.00	13,188.76
Over 120 days	44,666.99	133,222.34	553.09
TOTAL:	176,930.64	133,222.34	237,906.38

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		Hartford Fire Insurance	2 Mil	9/15/2006	See Below	(1)
Worker's Compensation - CA		State Comp Ins Fund	1 Mil	4/15/2006	58,521.25
Worker's Comp - Outside CA		The Hartford	1 Mil	4/15/2006	-
Commercial & Other Property		Hartford Fire Insurance	10.6 Mil	9/16/2005	See Below	(1)
Vehicle		Hartford Fire Insurance	1 Mil	9/15/2006	See Below	(1)
Others:	D&O	XL Insurance America	5 Mil	8/8/2006	77,346.76
	Crime	Hartford Fire Insurance	150,000	9/15/2006	See Below	(1)
	Boiler and Machinery	Hartford Fire Insurance	12.5 Mil	9/15/2006	36,476.19	(1)
	Umbrella

(1) First Financing Pmt for the identifed Insurance Policies

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Dec-2005	0.00	250.00	19-Oct-2005	250.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		250.00		250.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Raymond Yu	6/24/2005		16,153.85
Sandra Ferro	6/24/2005		9,692.29

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Raymond Yu	6/24/2005	Travel & Expense Reimbursement	304.22
Sandra Ferro	6/24/2005	Telephone Exp Reimbursement	328.56
		(3 mo)

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
		10/31/2005
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	105,240	652,757
Less: Returns/Discounts	(1,913)	(6,934)
Net Sales/Revenue	103,327	645,824

Cost of Goods Sold:
Beginning Inventory at cost	8,678,444	8,738,663
Purchases	64,870	294,104
Less: Ending Inventory at cost	8,725,374	8,725,374
Cost of Goods Sold (COGS)	17,940	307,393

Gross Profit	85,387	338,431

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	25,846	76,308
Payroll - Other Employees	116,536	465,014
Payroll Taxes	8,151	37,980
Other Taxes (Itemize)	2,287	10,420
Depreciation and Amortization	10,974	47,802
Rent Expense - Real Property	68,444	287,465
Lease Expense - Personal Property	309	2,099
Insurance	48,295	244,555
Real Property Taxes
Telephone and Utilities	18,367	39,451
Repairs and Maintenance	1,302	7,713
Travel and Entertainment (Itemize)	4,784	26,288
Miscellaneous Operating Expenses (Itemize)	41,198	96,514
Total Operating Expenses	346,491	1,341,609

Net Gain/(Loss) from Operations	(261,104)	(1,003,178)

Non-Operating Income:
Interest Income	32,636	135,808
Net Gain on Sale of Assets (Itemize)	0	0
Other (Itemize)
Total Non-Operating Income	32,636	135,808

Non-Operating Expenses:
Interest Expense	142,026	531,831
Legal and Professional (Itemize)	123,231	709,655
Other (Itemize)
Total Non-Operating Expenses	265,257	1,241,486

NET INCOME/(LOSS)	(493,725)	(2,108,856)

(Attach exhibit listing all itemizations required above)

Other Taxes
Tax - Property	841	3,633
Tax & License	1,446	6,787
Total Other Taxes	2,287	10,420

Travel & Entertainment
Travel Manufacturing	1,506	11,071
Travel G&A	3,277	15,101
Client Entertainment	0	116
Total Travel & Entertainment	4,784	26,288

Miscellaneous Operating Expenses
Cost of Sales Std	21,583	(111,225)
COGS Samples/Demos	0	0
COGS Evaluation	0	846
COGS Replacement	(3,920)	27,233
COGS Field Service	0	1,610
COGS Product Exchange	0	3,388
COGS Returns/Allowances	0	0
Purchase Price Var...	70	312
Std. Cost Variance...	1,600	13,853
Manuf Clearing.INDUS.	(29,330)	(16,104)
Freight In ..........	215	1,166
Set Up/Rush Charges	3,975	4,310
Scrap (Obsolete).....	0	4,182
Physical Inv. Adj....	(3,996)	(4,714)
Rework	0	900
Part Number Changes..	(1,199)	(1,929)
Temporary..	0	0
Consultants	4,960	11,100
401K Employer Match..	202	1,295
Employee Business Exp.	298	1,897
Service Tech Supplies	0	0
Manufacturing Supplies	184	591
Shop Supplies	5,337	18,721
Packaging Supplies	76	1,142
Postage..	233	420
R&M Automobile	0	1,373
Other/Misc. Expense	110	2,790
Printing/Copying	0	25
Sustaining Engineering	2,573	5,386
Work Ctr Applied IndS	(5)	(10)
Commissions Employee	963	2,818
Consultant	19,183	87,661
401K Employer Match	148	1,093
Employee Welfare	379	873
Janitorial Sup & Serv	0	0
Supplies - Office	209	370
Supplies - Computer	0	630
Postage	245	445
Online Services	0	975
Bank Charges	694	4,549
Other O/S Svcs	250	500
Other/Misc Expense	(272)	(272)
Printing/Copying	86	86
Public Company Expens	553	3,744
Stock Transfer Fee	1,562	1,562
Research & Development - JC	4,325	4,606
Commission - Rep	4,763	5,750
Selling	185	213
Warranty/Customer Repair	198	3,602
Freight Out	6,046	16,400
Freight Collected	(1,311)	(7,775)
Marketing	25	125
Total Miscellaneous Operating Expenses	41,198	96,514

Legal and Professional
Other Prof Expense	8,000	10,000
Audit & Accounting	13,000	54,600
Legal Compliance	102,231	645,055
Total Legal and Professional	123,231	709,655

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)
		10/31/2005
ASSETS	Current Month End
Current Assets:
Unrestricted Cash	365,500
Restricted Cash	1,269
Accounts Receivable	371,163
Inventory	6,776,030
Notes Receivable	0
Prepaid Expenses	443,411
Other (Itemize)	4,065,120
Total Current Assets		12,022,494

Property, Plant, and Equipment	4,238,241
Accumulated Depreciation/Depletion	(4,135,642)
Net Property, Plant, and Equipment		102,599

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemize)	6,429,908
Total Other Assets		6,429,908

TOTAL ASSETS		18,555,001
LIABILITIES
Post-petition Liabilities:
Accounts Payable	176,931
Taxes Payable	19,782
Notes Payable	1,923,810
Professional fees	312,833
Secured Debt
Other (Itemize)	507,833
Total Post-petition Liabilities		2,941,189
Pre-petition Liabilities:
Secured Liabilities	7,920,313
Priority Liabilities	54,481
Unsecured Liabilities	7,545,798
Other (Itemize)
Total Pre-petition Liabilities		15,520,592

TOTAL LIABILITIES		18,461,781
EQUITY:
Pre-petition Owners’ Equity	2,202,077
Post-petition Profit/(Loss)	(2,108,856)
Direct Charges to Equity
TOTAL EQUITY		93,220

TOTAL LIABILITIES & EQUITY		18,555,001

Other Current Assets
Investor Receivable	3,978,008
Vendor Advance - Current Asset	18,843
Deposits	64,037
Employee Advance	2,500
401K Loans - Employee	(268)
Travel Advance	2,000

Total Other Current Assets	4,065,120

Other Assets (Net of Amortization)
Patents	1,228,061
Amort Patents	(803,841)
Patents In Progress	76,472
Long Term Deposits	486,106
Long Term Investments	286,061
Investment in Subs	5,149,586
Suspense	7,464
Total Other Assets (Net of Amortization)	6,429,908

Other Post-Petition Liabilities
Accrued Interest	305,764
Accrued Payables	163,393
Accrued Payroll	38,676
Total Other Post-Petition Liabilities	507,833

XI. QUESTIONNAIRE
AURA SYSTEMS, INC.
CHAPTER 11 BANKRUPTCY CASE NO. LA-05-24550-SB
31-Oct-05

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization
Negotiation with DIP lenders regarding exit strategy
Finalization of Reorganization in processes Disclosure Stmt to be submitted for Court Approval 11/29/05

4.	Describe potential future developments which may have a significant impact on the case:
Increase in sales; DIP financing milestones met and additional funds received and exit financing

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	Sandra Ferro

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession